UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act Of 1934

(Amendment No. ____)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARSHALL FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MARSHALL FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

November [        ], 2011

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the Marshall Emerging Markets Equity Fund (the “Fund”) to be held at 8:30 a.m. (Central Time), Friday, December 23, 2011, at the offices of Marshall Funds, Inc. (the “Corporation”) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. At this meeting, you are being asked to approve a new subadvisory agreement between M&I Investment Management Corp. (the “Adviser”), the investment adviser to the Fund, and Lloyd George Management (Hong Kong) Limited (“LGM(HK)”), an affiliate of the Adviser.

As discussed in more detail in the enclosed Proxy Statement, the Board of Directors (the “Board”) of the Corporation voted to approve LGM(HK) to replace Trilogy Global Advisors, LLC (“Trilogy”) as subadviser to the Fund, subject to shareholder approval. The Board believes that appointing LGM(HK) to manage the Fund’s portfolio is in the best interests of the Fund’s shareholders.

The Board approved a new subadvisory agreement for the Fund on November 2, 2011, subject to shareholder approval. The proposed new subadvisory agreement is similar in all material respects to the prior agreement (except for the subadvisory fee rates) and replaces Trilogy with LGM(HK).

The question and answer section that follows discusses this proposal and the Proxy Statement itself provides greater detail about the proposal. Please review and consider the proposal carefully.

The Board has approved the new subadvisory agreement between the Adviser and LGM(HK) and recommends that you vote in favor of the proposal.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by December 16, 2011, we may contact you. Thank you for investing in the Fund and for your continuing support.

Sincerely,

John M. Blaser

President

MARSHALL FUNDS, INC.

MARSHALL EMERGING MARKETS EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the Marshall Emerging Markets Equity Fund (the “Fund”), a series of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held on Friday, December 23, 2011, at 8:30 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments thereof:

1.	To approve a new subadvisory agreement between M&I Investment Management Corp. (the “Adviser”) and Lloyd George Management (Hong Kong) Limited (“LGM(HK)”).

The Board of Directors recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on November 15, 2011, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the

Shareholder Meeting to be held on December 23, 2011:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Linda S. VanDenburgh

Secretary

Milwaukee, Wisconsin

November [__], 2011

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of the Adviser, the Board voted to approve LGM(HK) to replace Trilogy as subadviser to the Fund, subject to shareholder approval. Accordingly, we are asking shareholders to approve the new subadvisory agreement.

Q.	How does the change in subadviser affect the Fund?

A.	The Fund and its investment objective have not changed. You still own the same number of shares in the Fund and the same share class and the value of your investment did not change as a result of the change in subadviser. Under the new agreement, LGM(HK) will provide subadvisory services to the Fund on substantially the same terms as provided for in the prior agreement, except for the subadvisory fee rates, date of effectiveness and initial term.

Q.	Will the subadvisory fee rates be the same under the new agreement?

A.	No. LGM(HK) will receive forty percent of the gross advisory fee received by the Adviser from the Fund. LGM(HK)’s subadvisory fee will be paid by the Adviser from its advisory fee and not separately by the Fund.

Q.	When will the new subadvisory agreement take effect?

A.	Upon shareholder approval, the new subadvisory agreement will become effective December 29, 2011.

Q.	What will happen if shareholders do not approve the new subadvisory agreement?

A.	If shareholders of the Fund do not approve the new subadvisory agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interest of the Fund, including retaining other subadvisers or recommending the liquidation of the Fund to shareholders.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, recommends that you vote FOR the proposal.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. The Adviser or its affiliates have agreed to bear these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the shareholder meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Marshall Investor Services at 1-800-580-FUND.

MARSHALL FUNDS, INC.

MARSHALL EMERGING MARKETS EQUITY FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

December 23, 2011

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Marshall Funds, Inc. (the “Corporation”) with respect to the Marshall Emerging Markets Equity Fund (the “Fund”). The Fund consists of two classes of shares: Investor Class (“Class Y”) and Institutional Class (“Class I”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on Friday, December 23, 2011, at 8:30 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement and Proxy Card will be mailed to shareholders on or about November [__], 2011.

Record Date/Shareholders Entitled to Vote. If you owned shares of the Fund as of the close of business on November 15, 2011 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

BACKGROUND TO PROPOSAL

At an in-person meeting held on November 2, 2011, the Board of Directors of the Corporation (the “Board”), including a majority of the “disinterested” directors (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve a new subadvisory agreement with Lloyd George Management (Hong Kong) Limited (“LGM(HK)” or the “Subadviser”), an affiliate of the Adviser, to replace Trilogy Global Advisors, LP (“Trilogy”) as subadviser to the Fund, subject to shareholder approval. Trilogy has been notified of the termination of the subadvisory agreement following shareholder approval of the new subadvisory agreement.

As discussed further below, the Board’s decision to replace Trilogy with LGM(HK) was based on numerous factors, including, but not limited to, the Fund’s performance, the small size of the Fund and expected limited growth projections with Trilogy as subadviser. In reaching its decision, the Board reviewed LGM(HK)’s history, the credentials and experience of its senior personnel and portfolio managers and its investment philosophy and approach. Based on these and other factors, the Board determined that it is in the best interests of the Fund and its shareholders to replace Trilogy with LGM(HK) as subadviser to the Fund. Upon shareholder approval, the new subadvisory agreement will become effective December 29, 2011. If shareholders of the Fund do not approve the proposal, the Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining another subadviser or recommending the liquidation of the Fund to shareholders.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT

BETWEEN THE ADVISER AND LGM(HK)

Shareholders are being asked to approve a new subadvisory agreement between the Adviser and LGM(HK). Under the new subadvisory agreement, LGM(HK) will provide services to the Fund equivalent to the services provided by Trilogy under the prior subadvisory agreement and will receive a subadvisory fee from the Adviser. The Board, including a majority of the Independent Directors, has approved the new subadvisory agreement between the Adviser and LGM(HK) with respect to the Fund and has approved submitting the new subadvisory agreement to shareholders of the Fund for approval.

The remainder of this section provides more detail about the prior subadvisory agreement, the new subadvisory agreement, LGM(HK), information on the Board’s considerations and approval and concludes with the Board’s recommendation.

Prior Subadvisory Agreement

Trilogy currently serves as the subadviser to the Fund pursuant to a subadvisory agreement with the Adviser dated October 6, 2011 (the “Prior Subadvisory Agreement”). A form of subadvisory agreement was last approved by the Fund’s shareholder on or about December 22, 2008, prior to the commencement of the Fund. On July 5, 2011, the Bank of Montreal (“BMO”) acquired the Adviser’s parent company, Marshall & Ilsley Corporation (“M&I”), in a stock-for-stock transaction (the “Transaction”). The Transaction resulted in an “assignment” of the investment advisory agreement between the Corporation and the Adviser within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The Transaction also resulted in the termination of the subadvisory agreement between the Adviser and Trilogy with respect to the Fund.

To avoid disruption of the Fund’s investment management program, the Board approved an interim advisory agreement for the Fund on May 4, 2011. The interim advisory agreement became effective upon the closing of the Transaction on July 5, 2011 and provided that, during the interim period and until shareholder approval of the new agreement on October 6, 2011, the Adviser would continue to act as adviser to the Fund on substantially the same terms and with the identical fee structure as the prior agreement. On October 6, 2011, the shareholders of the Fund approved a new advisory agreement between the Corporation, on behalf of the Fund, and the Adviser.

The Corporation and the Adviser have received an exemptive order from the SEC pursuant to which the Adviser is permitted to enter into and materially amend subadvisory agreements with subadvisers who are not affiliated with the Fund or the Adviser without shareholder approval, subject to the supervision and approval of the Board and certain other conditions specified in the order. This is commonly referred to as a manager of managers structure. Pursuant to the manager of managers structure, the Board approved a subadvisory agreement between the Adviser and Trilogy on May 4, 2011, which was effective upon the closing of the Transaction on July 5, 2011 until the special shareholders’ meeting on October 6, 2011. On August 3, 2011, the Board approved the Prior Subadvisory Agreement and the Adviser subsequently entered into the Prior Subadvisory Agreement with Trilogy, effective as of October 6, 2011. The Adviser presently intends to enter into a subadvisory agreement with LGM(HK), an affiliate; therefore, the subadvisory agreement needs shareholder approval.

New Subadvisory Agreement

It is proposed that the Adviser and LGM(HK) will enter into a new subadvisory agreement to become effective on December 29, 2011 following shareholder approval of the agreement (the “New Subadvisory Agreement”). In accordance with the 1940 Act, the New Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

The terms of the New Subadvisory Agreement for the Fund are substantially similar to those of the Prior Subadvisory Agreement, except for the subadvisory fee rates, date of effectiveness and initial term. The Adviser will pay LGM(HK) forty percent of the gross advisory fee received by the Adviser from the Fund. The New Subadvisory Agreement will be effective December 29, 2011 and will have an initial term ending August 31, 2012. The New Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Approval and Recommendation,” the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement for the Fund.

Summary of Prior Subadvisory Agreement and New Subadvisory Agreement

Except as described below, there are no material differences between the terms of the New Subadvisory Agreement and the terms of the Prior Subadvisory Agreement. The form of the New Subadvisory Agreement is attached hereto as Annex A, and the description of the New Subadvisory Agreement is qualified in its entirety by the reference to Annex A.

Subadvisory Duties. Under the Prior Subadvisory Agreement and New Subadvisory Agreement, the subadviser has the sole and exclusive responsibility for making all of the investment decisions for the portfolio of the Fund, including the purchase, retention and disposition of securities, in accordance with the Fund’s investment objective, policies and restrictions and subject to the supervision and review of the Adviser.

Brokerage. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement authorize the subadviser to determine the securities to be purchased or sold by the Fund and to place trade orders with or through brokers or dealers in conformity with the brokerage policies set forth in the Fund’s then effective registration statement. The agreements also reflect that the subadviser, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Expenses. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement provide that the subadviser shall bear its own expenses of providing services under the agreement, but that the subadviser is not responsible for the Corporation’s or the Adviser’s expenses.

Compensation. In return for the services provided under both the Prior Subadvisory Agreement and New Subadvisory Agreement, the Adviser pays the subadviser a subadvisory fee, which is computed daily and paid monthly.

Under the Prior Subadvisory Agreement, the Adviser paid the subadviser a fee at the annual rate of 0.00% of the Fund’s average daily net assets for Fund assets of $50 million or less, 0.50% of the next $50 million and 0.75% of assets in excess of $100 million. During the Fund’s most recent fiscal year ended August 31, 2011, Trilogy received subadvisory fees from the Adviser (“Trilogy Fees”) of $91,916 with respect to its services to the Fund.

Under the New Subadvisory Agreement, the Adviser will pay the subadviser a fee in an amount equal to forty percent (40%) of the gross advisory fees received by the Adviser from the Fund. Pursuant to the Adviser’s agreement with the Fund, the Adviser is paid a fee at the annual rate of .90% of the Fund’s aggregate net assets for Fund assets of $500 million or less, .89% of the next $200 million, .85% of the next $100 million and .80% of assets in excess of $800 million. If the New Subadvisory Agreement had been in effect during the Fund’s most recent fiscal year ended August 31, 2011, LGM(HK) would have received subadvisory fees from the Adviser (“LGM(HK) Fees”) of $273,534. The difference between the Trilogy Fees and the LGM(HK) Fees is $181,618, which represents a 297% increase.

Limitation on Liability. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations under the agreement on the part of the subadviser, the subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by the subadviser. Both agreements provide that nothing in the agreement shall in any way constitute a waiver or limitation of any rights that the Corporation or any shareholder of the Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Term. The initial term of the Prior Subadvisory Agreement was October 6, 2011 to August 31, 2012, and it was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The New Subadvisory Agreement will be effective as of December 29, 2011, and will have an initial term ending August 31, 2012. Thereafter, the New Subadvisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement terminate automatically in the event of assignment; at any time by the shareholders of the Fund, the Board or the Adviser upon not more than 60 nor less than 30 calendar days’ written notice to the subadviser; or by the subadviser upon not less than 60 calendar days’ written notice to the Adviser.

Information about LGM(HK)

LGM(HK) is a registered investment adviser founded in 1991 with offices at Suite 3808, One Exchange Square Central, Hong Kong, Hong Kong, which specializes in Asian Pacific and global emerging markets equities.

LGM(HK) is a wholly-owned subsidiary of Lloyd George Management (B.V.I.) Limited (“LGM”) and an indirect wholly-owned subsidiary of Bank of Montreal (“BMO”). LGM is a foreign entity with offices at Suite 3808, One Exchange Square Central, Hong Kong, Hong Kong. BMO is a chartered bank under the Bank Act (Canada) and a registered bank holding company under the Bank Holding Company Act of 1956, as amended. BMO is headquartered at 129 rue Saint Jacques, Montreal, Quebec, H2Y 1L6, with executive offices located at 100 King Street West, 1 First Canadian Place, Toronto, Ontario, M5X 1A1.

LGM(HK) and the Adviser are affiliates. LGM(HK) is part of BMO’s Private Client Group and operates within BMO Asset Management’s umbrella structure of global asset managers. BMO Global Asset Management includes BMO Asset Management Canada, BMO Asset Management U.S. and BMO’s specialized investment boutiques: HIM Monegy, Inc.®, Pyrford International Ltd, Lloyd George Management (including LGM(HK)), Delta Asset Management, a division of the Adviser, and Taplin, Canida & Habacht, LLC. BMO Asset Management Canada consists of BMO Asset Management Inc. (formerly Jones Heward Investment Counsel Inc.). BMO Asset Management U.S. consists of Harris Investment Management, Inc. (“HIM”) and the Adviser, which is expected to be merged with and into HIM in the first quarter of 2012. As used in this Proxy Statement, Notice and Proxy Card, the term “Adviser,” as it relates to M&I Investment Management Corp. following the date of the expected merger with and into HIM, shall mean the resulting Delaware corporation that will be renamed consistent with the other businesses within the BMO Global Asset Management brand. BMO Global Asset Management is part of the BMO Financial Group, a service mark of BMO.

LGM(HK) provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds and other funds sponsored by LGM subsidiaries. As of October 31, 2011, LGM(HK) had approximately $969 million in assets under management.

The following table sets forth the executive officers and directors of LGM(HK). Each individual’s address, except for Mr. McInerney, is c/o LGM(HK), Suite 3808, One Exchange Square Central, Hong Kong, Hong Kong. The address of Mr. McInerney is c/o HIM, 90 South LaSalle Street, Fourth Floor, Chicago, Illinois 60603. None of the executive officers or directors of LGM(HK) are officers or directors of the Fund.

Name	Position with LGM(HK)	Principal Occupation (If Different Than Position with LGM(HK)

Robert John Daniel Lloyd George	Chairman	Chairman, LGM

William Walter Raleigh Kerr	CEO, CFO, Chief Legal Officer, Chief Compliance Officer and Director	N/A

Barry Sean McInerney	Director	CEO, BMO Asset Management U.S. & International, CEO and Director of HIM, CEO and Director of the Adviser

Pamela Suk On Chan	Senior Portfolio Manager and Director	N/A

Jennifer Cheng Chua	Director	General Manager, BMO (Hong Kong)

Barry Merritt Cooper	Director	Vice-Chairman and Director, Jones Heward Investment Counsel

Edgar Normund Legzdins	Director	Senior Vice President, BMO

Carol Ann Neal	Director	Vice President and CFO, Private Client Group, BMO

Susanna Shui Shan Ng	Chief Operating Officer and Director	N/A

Man Fat Tang	Senior Portfolio Manager and Director	N/A

Albert Chun-Ming Yu	Director	N/A

Portfolio Management Team.  Robert Lloyd George and Irina Hunter co-manage the Fund. Mr. Lloyd George, Chairman of LGM(HK) and LGM, was educated at Oxford University and began his investment career in London in 1974. After working in the Paris Stock Exchange and in banking in Brazil, he joined Fiduciary Trust Company of New York to work on international investments for the UN Pension Fund. Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services in Hong Kong from 1984 before founding LGM in 1991. He has published three books, including The East West Pendulum.

Irina Hunter (Chistyakova), Co-Portfolio Manager, has an MBA from the University of Rochester as well as a Bachelor Degree in Finance and Banking from the Moscow Finance Academy. She began her career in financial services in 1992 and from 1994 to 1998 worked as Vice President for the US-Russia Investment Fund, a private equity investment fund in Moscow. After a period working in M&A in Canada and Russia, she joined AGF Funds Inc. in 2002, based in Toronto where she was a global equity analyst, and later associate portfolio manager. She supported the AGF Emerging Markets Fund and AGF Global Equity Class. Ms. Hunter joined LGM in 2007. Ms. Hunter also manages certain of LGM’s funds.

In addition to acting as subadviser to the Fund, LGM(HK) also serves as adviser to certain of LGM’s funds. None of LGM’s funds are registered in the United States. One of the LGM funds has a similar investment objective to the Fund, as provided below:

Fund	Asset Size as of October 31, 2011	Management Fee
LG Global Emerging Markets	$52.6 million	Class A: 1.5%
Growth and Income Fund		Class B: 1.0%
Class C: 0.5% + 20% performance fee
Class D: 1.5%

Affiliate Services and Fees

Marshall & Ilsley Trust Company N.A. (“M&I Trust”), an affiliate of both the Adviser and LGM(HK), provides services to the Fund as shareholder services agent, securities lending agent and administrator directly and through its division, Marshall Investor Services. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of the Fund’s revenues from securities lending activities. It is currently anticipated that the foregoing entities will continue to provide the same services following approval of the New Subadvisory Agreement. However, there can be no guarantee that changes will not occur in the future.

Administrator.  As administrator of the Fund, M&I Trust is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

For the fiscal year ended August 31, 2011, the administrator was paid (net of waivers) $63,247.

Shareholder Services Agent.  M&I Trust is entitled to receive shareholder services fees from Class Y of the Fund at the annual rate of 0.25% of the Fund’s average aggregate daily net assets attributable to such class. For the fiscal year ended August 31, 2011, the Class Y shares of the Fund paid $40,908 in shareholder services fees and M&I Trust voluntarily waived $0 in fees. M&I Trust may terminate such voluntary waivers at any time.

Securities Lending.  The Fund pays a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. For the fiscal year ended August 31, 2011, the Fund paid M&I Trust $0.

Affiliated Brokerage.  During the last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of LGM(HK).

Board Approval and Recommendation

The Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement between the Adviser and LGM(HK) at a meeting held on November 2, 2011. In reaching its decision, the Board considered that the material terms of the New Subadvisory Agreement are substantially similar to those of the Prior Subadvisory Agreement. The Board also considered the presentation by LGM(HK) and information received at or prior to its November 2, 2011 meeting in response to the request for information by the Independent Directors and their independent legal counsel, including, but not limited to, the organizational structure and investment strategy of LGM(HK), select financial statements, the experience and background of key management personnel, a summary detailing key provisions of its written compliance program, its Code of Ethics and comparative fee information for a private fund managed by LGM(HK) with the same strategy proposed for the Fund.

During the November meeting, the Independent Directors met separately in executive session with their independent legal counsel, who provided advice regarding the Independent Directors’ duties and responsibilities in connection with the review of the New Subadvisory Agreement.

In deciding to approve the New Subadvisory Agreement for the Fund, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The material factors and conclusions that formed the basis for the Board’s determination are described below.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of services to be provided by LGM(HK) under the New Subadvisory Agreement. The Board considered the in-person presentation by the portfolio managers of LGM(HK) and reviewed the qualifications and background of LGM(HK), its resources and financial condition, its investment approach and philosophy, its focus in Asian Pacific and global emerging markets equities, and the investment personnel who will be responsible for the day-to-day management of the Fund. The Board considered that the services provided by LGM(HK) under the New Subadvisory Agreement would be substantially similar to those provided by Trilogy under the Prior Subadvisory Agreement, including selecting broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and assisting with the Fund’s compliance with securities laws and regulations and the Fund’s policies and procedures.

Review of Investment Performance.  The Board reviewed the Fund’s calendar year total return for 2009, 2010 and year-to-date for 2011 compared to the benchmark indices and considered its underperformance relative to the benchmark indices. The Board also reviewed the performance data presented by LGM(HK) of the return information for the LG Global Emerging Markets Growth and Income Fund for various periods since its inception in October, 2009 compared to the MSCI Emerging

Markets Index (Net), noting that over the periods reviewed that LGM(HK) had outperformed the benchmark index. The Independent Directors also reviewed the performance of Trilogy over various time periods.

Costs of Services Provided and Profits Realized by the Subadviser.  The Board noted that the subadvisory fee to be charged by LGM(HK) at the current asset levels of the Fund was in line with the fee schedule of its private fund.

With respect to profitability, the Board considered that the Adviser compensates LGM(HK) from its fee and the LGM(HK) is an affiliate of the Adviser. The Board also considered that the Adviser proposed to reduce the expense limitation for each class of shares by ten basis points.

Economies of Scale.  The Board considered the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Board considered the small size of the Fund and that the subadviser would be paid 40% of the gross advisory fee received by the Adviser and that the advisory fee schedule includes breakpoints.

Other Benefits to the Subadviser.  The Board noted that no other material benefits were identified by LGM(HK) other than the subadvisory fee. The Board noted that LGM(HK) was an affiliate of the Adviser.

Based on all of the information considered and conclusions reached, the Board concluded that the terms of the New Subadvisory Agreement are fair and reasonable and that the approval of the New Subadvisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, ___________________ shares of the Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of October 31, 2011, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of October 31, 2011, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class

Emerging Markets Equity

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

The Corporation believes that M&I Trust, as fiduciary, owned a controlling interest in the Fund as of the Record Date. Shareholders with a controlling interest could affect the outcome at the special meeting.

The following executive officers and directors of the Corporation are also shareholders of BMO: John Blaser, Timothy Bonin, John Boritzke, Stephen Oliver and Ellen Costello. Each such person individually and as a group owns less than 1% of the outstanding shares of BMO.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business. A quorum occurs if one-third of the Fund’s shares outstanding on the Record Date are present at the meeting in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposal in favor of adjournment and will vote all proxies required to be voted AGAINST the proposal against adjournment.

Required Vote.  In order for the New Subadvisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shares of all classes of the Fund will vote together as a single class.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Adviser, LGM(HK), M&I Trust (the Fund’s administrator) or Boston Financial Data Services, Inc. (the Fund’s transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-580-FUND or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202, on the Fund’s website at www.marshallfunds.com, or by calling Marshall Investor Services, toll-free, at 1-800-580-FUND.

SERVICE PROVIDERS

M&I Investment Management Corp., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, serves as investment adviser to the Fund. Marshall & Ilsley Trust Company N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as administrator for the Fund. Trilogy Global Advisors, LP, 1114 Avenue of the Americas, 28th Floor, New York, New York 10036, currently serves as subadviser to the Fund. UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-administrator for the Fund. State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian and portfolio accounting services agent for the Fund. M&I Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Fund. The Fund’s transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. The shareholder servicing agent to the Fund is Marshall Investor Services, a division of Marshall & Ilsley Trust Company N.A., P.O. Box 55931, Boston, Massachusetts 02205-5931. Legal counsel to the Fund is Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601. The independent registered public accounting firm to the Fund is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

ADDITIONAL INFORMATION

On November 2, 2011, the Board approved resolutions that provide that the word “Marshall” will be replaced by “BMO” in the name of each series. Accordingly, after December 29, 2011, and assuming approval of the subadvisory agreement with LGM(HK), the name of the Marshall Emerging Markets Equity Fund will be the BMO Lloyd George Emerging Markets Equity Fund.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles of Incorporation and By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Linda S. VanDenburgh

Secretary

Milwaukee, Wisconsin

November [__], 2011

ANNEX A

FORM OF NEW SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

AGREEMENT made as of the                      day of                     , 2011 by and between M&I Investment Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), organized under the laws of Wisconsin and having its principal place of business in Milwaukee, Wisconsin (the “Adviser”), and Lloyd George Management (Hong Kong) Limited, a corporation organized under the laws of Hong Kong and an investment adviser registered under the Advisers Act (the “Subadviser”).

WITNESSETH

WHEREAS, Marshall Funds, Inc. (the “Corporation”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, pursuant to authority granted the Adviser by the Corporation’s Board of Directors (the “Board” or the “Directors”) and pursuant to the provisions of the Investment Advisory Agreement dated October 6, 2011 between the Adviser and the Corporation (the “Advisory Agreement”), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Corporation’s portfolio named on an Exhibit to this Agreement (the “Fund”) and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1.	The Subadviser’s Services.

(a)	Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision and review of the Adviser and oversight of the Board, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of the Fund’s portfolio as designated by the Adviser (the “Portfolio”), including the purchase, retention and disposition of securities, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Corporation’s Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the “Prospectus”) and subject to the following understandings:

(i)	The Subadviser shall supervise the Portfolio’s investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii)

In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation’s Articles of Incorporation and By-Laws; the Fund’s Prospectus, policies and procedures; and the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

(iii)	As of the date of this Agreement 100% of the Fund’s investable assets will be allocated to the Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to the Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

(b)	The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or the Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Portfolio (the “Fund’s Books and Records”), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund’s Books and Records shall be available by overnight delivery of copies or electronic transmission without delay to the Adviser during any day that the Fund is open for business upon reasonable notice to the Subadviser.

(c)	The Subadviser shall determine the securities to be purchased or sold by the Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that Portfolio transactions are effected at the best price and execution available, as such phrase is used in the Fund’s Prospectus.

In using reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Subadviser may allocate brokerage business to firms that provide such services or facilities and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Subadviser may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser’s selection of broker-dealers used to execute trades for the Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries and securities economic factors and trends. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

The Subadviser will advise the Adviser and, if instructed by the Adviser, the Fund’s custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(d)	From time to time as the Adviser or the Board may reasonably request, the Subadviser shall furnish the Adviser and the Board reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Board may reasonably request. The Subadviser will also inform the Adviser and the Board of material changes in investment strategy or tactics or in key personnel and will provide reasonable prior notice of any changes to Subadviser’s ownership.

It shall be the duty of the Subadviser to furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof or in connection with the Board’s annual consideration of this Agreement under Section 15(c) of the 1940 Act.

(e)

The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio, in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Corporation, or such other proxy voting policy approved by the Board. The Subadviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to the Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

(f)	As reasonably requested by the Corporation on behalf of the Corporation’s officers and in accordance with the scope of the Subadviser’s obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation and to the extent accurate, that it is in compliance with all applicable “federal securities laws,” as defined in Rule 38a-1(e)(1) under the 1940 Act and Rule 206(4)-7 under the Advisers Act and to the extent that it is not in compliance with all applicable “federal securities laws,” describe such non-compliance and the timeframe in which compliance is expected to be achieved; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation’s chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation’s chief compliance officer in the event of compliance issues. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the “Certifying Officers”) are required to certify the Corporation’s periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation’s periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation’s periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form reasonably satisfactory to the Corporation.

2.     Allocation of Charges and Expenses. The Subadviser will bear its own expenses of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation’s or the Adviser’s expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, the Fund and Shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees and commissions of every kind; expenses of issue (including costs of Share certificates), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of the Board and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and the Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses. The Subadviser will pay expenses incurred by the Corporation or the Fund for any matters related to any transaction or event caused by the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of this Agreement under the 1940 Act. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

3.    Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation’s Articles of Incorporation and By-Laws, the Fund’s most current Prospectus and Statement of Additional Information and the instructions, policies and directions of the Board pertaining to the Adviser and the Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

4.    Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

(a)	The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating the Subadviser’s code of ethics, and (ii) identifying any material violations which have occurred with respect to the code of ethics. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

(c)	The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

(d)	The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

5.    Subadviser’s Compensation.  As compensation for the Subadviser’s services with respect to the Fund hereunder, the Adviser shall pay to the Subadviser a fee, computed daily and paid monthly in arrears, at an annual rate set forth on the Exhibit relating to the Fund. The method of determining net assets of the Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in the Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

6.    Independent Contractor.  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

7.    Sales Literature.  The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

8.    Amendments.  The terms of this Agreement may be changed only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

9.     Duration and Termination.

(a)	Duration. This Agreement shall become effective with respect to the Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to the Fund has been executed by the Adviser and Subadviser, and shall continue in effect for the initial term set forth on the Exhibit and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Directors voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty, by the affirmative vote of a majority of the Directors, or by the affirmative vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days’ written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days’ written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined in Section 2(a)(4) of the 1940 Act) and upon the termination of the Advisory Agreement.

In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

10.	Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11.	Standard of Care, Liability and Indemnification.

(a)	The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities or state law.

(b)	The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

(c)

The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

12.      Confidentiality.  The Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Subadviser solely in furtherance of fulfilling the Subadviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Subadviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

13.      Jurisdiction.  This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

14.      Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

M&I INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED

By:
Name:
Title:

Exhibit A

Fund Name	Subadvisory Fee	Initial Term
BMO Lloyd George Emerging Markets Equity Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund	August 31, 2012

Executed as of this _______ day of ___________, 2011.

M&I INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED

By:
Name:
Title:

A-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARSHALL EMERGING MARKETS EQUITY FUND

Vote on Proposal	For	Against	Abstain
1. To approve a new subadvisory agreement between M&I Investment Management Corp. and Lloyd George Management (Hong Kong) Limited.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of Marshall Funds, Inc. (the “Corporation”), which recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

MARSHALL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Marshall Emerging Markets Equity Fund (the “Fund”), a series of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the special meeting of shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on December 23, 2011, at 8:30 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.